                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                March 20, 1996

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)


     NEW JERSEY                    1-1-432                         22-2429994
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  (State or other                (Commission                    (IRS Employer
  jurisdiction of                File Number)                   Identification
  incorporation)                                                Number)


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: 908-389-1182

                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Former name or former address, if changed from last report)
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                                     - 2 -


        Item 5. Other Events
                ------------

                Roberts Pharmaceutical Corporation announced it has filed the first several process patents with the U.S. Patent and Trademark Office for improved methods for the chemical synthesis of anagrelide, the active ingredient in AGRELIN(R). AGRELIN is a anti-platelet drug whose New Drug Application is currently under active regulatory review by the Food and Drug Administration.

        The Company also announced that this patent application was also submitted to international markets including Europe, Scandinavia, and Japan.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                   (Registrant)

Date:  March 21, 1996                   By: /s/ Anthony A. Rascio
                                           -------------------------------
                                           Anthony A. Rascio
                                           Vice President